UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 10, 2020

Date of Report (Date of earliest event reported)

Forte Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38052	26-1243872
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1124 W Carson Street MRL Building 3-320 Torrance, California		90502
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 618-6994

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FBRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Explanatory Note

As previously reported, on June 15, 2020, the Company completed its business combination with Forte Subdidiary, Inc. (“Forte Subsidiary”), in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated February 19, 2020, as amended by that certain amendment dated May 11, 2020 (the “Merger Agreement”), by and among the Company, Telluride Merger Sub, Inc. (“Merger Sub”), and Forte Subsidiary, pursuant to which Merger Sub merged with and into Forte Subsidiary, with Forte Subsidiary surviving as a wholly owned subsidiary of the Company (the “Merger”). This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend the Current Report on Form 8-K filed on June 15, 2020 (the “Original Report”), solely to provide the disclosures required by Item 9.01 of Form 8-K that were not previously filed with the Original Report.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) and the notes related thereto are filed as Exhibit 99.1 to this report.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) and the notes related thereto are filed as Exhibit 99.2 to this report.

(d) Exhibits

Exhibit No.	Description

99.1	Unaudited condensed financial statements of Forte Biosciences, Inc., as of March 31, 2020 and December 31, 2019, and for the three months ended March 31, 2020 and 2019.

99.2	Unaudited pro forma condensed combined balance sheet as of March 31, 2020, the unaudited pro forma condensed combined statement of operations and comprehensive loss for the three months ended March 31, 2020 and the unaudited pro forma condensed combined statement of operations and comprehensive loss for the year ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forte Biosciences, Inc.

Date: August 10, 2020	By:	/s/ Paul Wagner
Paul Wagner
Chief Executive Officer